AAM Equity Fund

                                   PROSPECTUS

                                  March 1, 2002


INVESTMENT OBJECTIVE:
Long-term capital appreciation




1018 Kanawha Blvd., East, Suite 309
Charleston, West Virginia 25301
(888) 905-2283

























      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


350446

                                       -i-
                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................3

HOW TO BUY SHARES..............................................................3

HOW TO REDEEM SHARES...........................................................5

DETERMINATION OF NET ASSET VALUE...............................................6

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................7

MANAGEMENT OF THE FUND.........................................................7

FINANCIAL HIGHLIGHTS...........................................................8

PRIVACY POLICY.................................................................9

FOR MORE INFORMATION..................................................Back Cover

     RISK/RETURN SUMMARY
           Investment Objective

                  The investment objective of the AAM Equity Fund is to provide long-term capital appreciation.

           Principal Strategies

                  The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations of $1 billion or more. The Fund's advisor selects stocks that it believes offer growth opportunities at a reasonable price, based on several criteria, including:

o    price-earnings ratio;

o    rate of earnings growth;

o management stability (based on information from the company's public records);

o    past financial stability;

o the company's position in its industry (based on current and projected sales); and

o    dividend record.

     As the Fund will primarily invest in dividend-paying common stocks, it is expected that the Fund will generate some current income in addition to long-term capital appreciation. Under normal circumstances, at least 80% of the total assets of the Fund will be invested in common stocks.

     The Fund may sell all or a portion of its investment in a company if the company's price-earnings ratio moves significantly above its long-term (five year) average, or if the company experiences a dramatic, negative change in its earnings, rate of growth or industry leadership position.

           Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's advisor may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

           Is the Fund right for You?

                  The Fund may be suitable for:

o Long-term investors seeking a fund with a capital appreciation investment strategy

o Investors who can tolerate the greater risks associated with common stock investments

           General

                  The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

           How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

  [GRAPHIC REFLECTS TOTAL RETURNS FOR 1999, 13.76%; 2000, -1.33%; 2001, -6.76%]

     During the period shown, the highest return for a quarter was 13.21% (4th quarter, 2001); and the lowest return was -11.58% (3rd quarter, 2001).

           Average Annual Total Returns:

                                                One Year        Since Inception*
                                                --------         ---------------
           The Fund                              -6.76%             1.83%
           S&P 500 Index                        -11.97%             1.62%
           Dow Jones Industrial Average          -5.50%             5.16%

           *June 30, 1998

                   FEES AND EXPENSES OF INVESTING IN THE FUND

                  The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases ........................NONE
   Maximum Deferred Sales Charge (Load).....................................NONE
   Redemption Fee1..........................................................NONE
   Exchange Fee.............................................................NONE

   Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
   Management Fees.........................................................1.15%
   Distribution (12b-1) Fees................................................NONE
   Other Expenses .........................................................0.15%
   Total Annual Fund Operating Expenses ...................................1.30%
   Fee Waiver2.............................................................0.15%
   Net Expenses ...........................................................1.15%


           1The Fund's advisor has contractually agreed through February 28, 2003 to reimburse the Fund for the fees and expenses of the disinterested Trustees and any Fund deferred organization costs amortized during the period, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets.
           2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

           Example:

                  The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

         1 year           3 years           5 years           10 years
         ------           --------          -------           --------
          $121             $425              $734              $1,611

           HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $50. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

            Initial Purchase

                  By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);

o    a check (subject to the minimum amounts) made payable to the Fund.

     Mail the application and check to:

     U.S. Mail:  AAM Equity Fund                 Overnight:     AAM Equity Fund
                 c/o Unified Fund Services, Inc.                c/o Unified Fund Services, Inc.
                 P.O. Box 6110                                  431 North Pennsylvania Street
                 Indianapolis, Indiana  46206-6110              Indianapolis, Indiana  46204

                  By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 905-2283 to obtain instructions on how to set up your account and to obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

                  U.S.Bank, N.A.
                  ABA #0420-0001-3
                  Attn: AAM Equity Fund
                  Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#488920927

                  You must mail a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

           Additional Investments

                  You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

        -your name                 -the name of your account(s)
        -your account number(s)   -a check made payable to AAM Equity Fund

           Checks should be sent to the AAM Equity Fund at the address listed above. A bank wire should be sent as outlined above.

            Automatic Investment Plan

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

           Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

           Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.


                              HOW TO REDEEM SHARES


     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

   U.S. Mail:      AAM Equity Fund           Overnight:        AAM Equity Fund
                   c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
                   P.O. Box 6110                               431 North Pennsylvania Street
                   Indianapolis, Indiana  46206-6110           Indianapolis, Indiana  46204

                  Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-905-2283 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

                  By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 905-2283. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

                  The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

                  Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at
     (888) 905-2283. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

                  Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE


                  The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                  The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                  Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

                  Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

                  Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND


     Appalachian Asset Management, Inc., 1018 Kanawha Blvd., East, Suite 309, Charleston, West Virginia 25301 serves as investment advisor to the Fund. As of January 1, 2002, the advisor managed over $45 million in assets, and provides equity, balanced account and fixed income portfolios for individual, pension and profit sharing plans, endowments, foundations, municipalities, trusts and corporations. During the fiscal year ended October 31, 2001, the Fund paid the advisor a fee equal to 1.15% of its average daily net assets.

     Mr. Knox Fuqua has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998. Mr. Fuqua has been President and Chief Investment Officer of the advisor since its founding in 1992. He has over fifteen years of investment experience managing equity accounts. Mr. Fuqua is a graduate of Tennessee Technological University, and began his investment career with 1st American Bank (Lee, Robinson & Steine) in Nashville, Tennessee.

     The Fund's advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and
(b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses (including organizational expenses). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                           Year                  Year                  Year                 Period
                                                           ended                ended                  ended                ended
                                                        October 31,          October 31,            October 31,          October 31,
                                                           2001                  2000                  1999                1998 (a)
                                                    ---------------  -------------------   --------------------  -------------------

                                                     $    11.53            $   10.99
Net asset value, beginning of period                                                           $        9.43         $        10.00
                                                   ----------------  -------------------   --------------------  -------------------

Income from investment operations

   Net investment income (loss)                     0.05                     0.03               0.05                  0.03

   Net realized and unrealized gain (loss)          (1.92)                   0.55               1.53                  (0.60)
                                                                     -------------------   --------------------  -------------------
                                                    -----------------
Total from investment operations                                             0.58
                                                    (1.87)                                      1.58                  (0.57)
                                                  -----------------  -------------------   --------------------  -------------------

Distribution to shareholders from:

  Net investment income                               (0.03)                (0.04)           (0.02)                     0.00
  Net realized gains                                    0.00                  0.00            0.00                      0.00
                                                                     -------------------   --------------------  -------------------
                                                    --------------------
Total distributions                                                        (0.04)                                        0.00
                                                    (0.03)                                       (0.02)
                                               --------------------  -------------------   --------------------  -------------------

                                                     $   9.63              $   11.53           $10.99
                                                                                                                      $ 9.43
Net asset value, end of period
                                               ====================  ===================   ====================  ===================

Total Return                                         (16.28)%                5.28%                 16.74%              (5.70)%(b)

Ratios/Supplemental Data
Net assets, end of period (000)                        $5,371               $5,295                 $4,337               $2,852
Ratio of expenses to average net assets                 1.15%                1.15%                  1.15%                1.14%(c)
Ratio of expenses to average net assets before
reimbursement                                           1.30%                1.35%                  1.35%                1.40%(c)
Ratio of net investment income to average net
assets                                                  0.46%                0.22%                  0.43%                0.90%(c)
Ratio of net investment income to average net
assets
   before reimbursement                                 0.30%                0.02%                  0.23%                0.64%(c)
Portfolio turnover rate                                21.63%               32.79%                 27.34%               14.41%(c)

(a)  June 30, 1998 (commencement of operations) to October 31, 1998.
(b) For periods of less than a full year, the total return is not annualized.
(c)  Annualized.

                                 PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Fund at 888-905-2283 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


















Investment Company Act #811-9096

















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